                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                               Amendment No. 1 to
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

                             -----------------------

                        Date of Report: November 1, 2000

                             BANK MUTUAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         U.S.A.                              000-31207          39-2004336
----------------------------                ------------     ------------------
(State or other jurisdiction                (Commission      (I.R.S. Employer
      of incorporation)                     File Number)     Identification No.)

4949 West Brown Deer Road, Milwaukee, WI           53223
----------------------------------------        ----------
  (Address of principal executive offices)      (Zip Code)





               Registrant's telephone number, including area code:
                                 (414) 354-1500
                                 --------------

         In accordance with Commission rules, this Amendment is being filed to provide Bank Mutual pro forma financial information in Item 7(b), reflecting the regulatory restructuring and acquisition reported in the original Report on Form 8-K. The pro forma information was not reasonably available when the original 8-K was filed on November 15, 2000. The pro forma financial statements relate to Bank Mutual's acquisition of First Northern Capital Corp., as well as the restructuring of Mutual Savings Bank and related subscription offering of Bank Mutual, all as completed on November 1, 2000.

Item 7.           Financial Statements and Exhibits

         (b)      Pro Forma Financial Information

         The following pro forma condensed combined financial information of Bank Mutual, all of which is unaudited, reflects the regulatory restructuring of Mutual Savings Bank into mutual holding company form and the acquisition by Bank Mutual of First Northern Capital Corp. It is included on the following pages of this report:

         Unaudited Pro Forma Condensed Combined Financial Information

                                                                                                         Page No.
                                                                                                         Herein
                                                                                                         -------
         Introductory Notes..................................................................             PF-1
         Balance Sheet at September 30, 2000.................................................             PF-2
         Notes to Pro Forma Balance Sheet....................................................             PF-2
         Statements of Income:
                  Nine months ended September 30, 2000.......................................             PF-4
                  Year ended December 31, 1999...............................................             PF-4
         Notes to Pro Forma Statements of Income.............................................             PF-5



PRO FORMA DATA REFLECTING THE BANK MUTUAL CORPORATION RESTRUCTURING AND STOCK OFFERING, AND THE FIRST NORTHERN CAPITAL CORPORATION MERGER

In the following tables, we provide unaudited pro forma condensed combined financial data of Bank Mutual Corporation and subsidiaries, which includes the historical data for Mutual Savings Bank, and First Northern Capital Corporation plus adjustments to give effect to the regulatory restructuring of Mutual Savings, the Bank Mutual stock offering and the First Northern merger as described in the previously submitted Report on Form 8-K. The data are based on the issuance of 6,141,006 common shares of Bank Mutual in the subscription offering, and the consideration in the First Northern merger of 5,007,485 common shares for 40% of First Northern shares outstanding, and cash for the remaining 60% of First Northern shares outstanding. The transactions occurred on November 1, 2000.

In accordance with generally accepted accounting principles the First Northern merger is being accounted for using the purchase method. Accordingly, the assets and liabilities of First Northern have been adjusted to fair value. To the extent that the purchase price, consisting of the number of shares of Bank Mutual issued to former First Northern shareholders plus cash paid to former First Northern shareholders, exceeded the fair value of the net assets of First Northern at the merger date, that excess is reported as an intangible asset to be amortized to the consolidated income of Bank Mutual in future periods.

Pro forma operating results data assumes that the restructuring, stock offering and merger occurred on the first day of each period shown, whereas pro forma financial condition data assumes that these transactions occurred on September 30, 2000. We assume the shares had been sold at the beginning of the period and the net proceeds from the offering had been invested at the indicated rate, which represents the yield on the one-year U.S. Government securities on the indicated date. The yield on the one-year U.S. Government securities was used rather than the arithmetic average of the average yield on total interest-earning assets and the average rate paid on deposits, because the yield on one-year U.S. Government securities is believed to be more reflective of market interest rates. Additional assumptions are discussed in the notes that follow the table. The per share information is calculated assuming the number of shares outstanding is unchanged throughout each respective time period.

In accordance with generally accepted accounting principles, the Mutual Savings restructuring is accounted for at historical cost. Accordingly, the carrying value of Mutual Savings' assets, liabilities and equity will not be affected by the restructuring and will be reflected in Bank Mutual's financial statements based upon their historical amounts. Mutual Savings' historical operating results for the period prior to the restructuring are carried over to Bank Mutual and are not affected by the restructuring.

We present this pro forma data as an illustration only. It does not necessarily indicate the financial condition or operating results that would have actually been reported if the restructuring and merger had occurred as of September 30, 2000, or at the beginning of the periods presented, nor does it necessarily indicate future financial condition or operating results.

                          UNAUDITED PRO FORMA CONDENSED
                                  BALANCE SHEET
                               September 30, 2000
                                 (In thousands)

                            Historic       Historic                             Pre Stock     Stock Offering
                             Mutual         First         Merger                offering          and                   Consolidated
                             Savings       Northern     Adjustments             combined      Restructuring              Bank Mutual
                           -----------   -----------   ------------            -----------    -------------             ------------
Assets
Cash and Cash              $    36,841   $     8,947   $   (83,304)  (a)(b)    $   (37,516)   $    57,585  (d)(e)        $    20,069
   Equivalents                                                                                                (f)
Investments                    529,994        53,146          (216)     (c)        582,924                                   582,924
Loans, net                   1,136,666       821,571        (5,996)     (c)      1,952,241                                 1,952,241
Office Properties               31,599         8,230         9,698      (c)         49,527                                    49,527
   and Equipment
Intangible Assets               10,792                      51,873    (a),(c)       64,946                                    64,946
Other Assets                    34,479        36,036         2,281      (c)         70,515            597     (f)             71,112
                           ---------------------------------------             --------------------------               ------------
Total Assets                 1,780,371       927,930       (25,664)              2,682,637         58,182                  2,740,819
                           =======================================             ==========================               ============
Liabilities
Deposits                     1,296,920       570,514           700      (c)      1,868,134                                 1,868,134
Borrowings                     270,520       263,399          (280)     (c)        533,639                                   533,639
Other Liabilities               38,334        17,690           168   (b)(c)         56,192            597     (f)             56,789
                           ---------------------------------------             --------------------------               ------------
Total Liabilities            1,605,774       851,603           588               2,457,965            597                  2,458,562
Shareholders' Equity           174,597        76,327       (26,252)  (a)(b)(c)     224,672         57,585  (d),(e)(f)(g)     282,257
                           ---------------------------------------             --------------------------               ------------
Total Liabilities and
   Shareholders' Equity    $ 1,780,371   $   927,930   $   (25,664)            $ 2,682,637    $    58,182                $ 2,740,819
                           =======================================             ==========================               ============

Notes to Pro Forma Balance Sheet

(a) Reflects the exchange of 5,007,485 shares of Bank Mutual common stock for 40% of First Northern's 8,345,808 outstanding shares of common stock, and the cash payment of $15 per share for the remaining 60% of the outstanding First Northern stock, resulting in a cash payment of $75.1 million to former First Northern shareholders.

(b) Adjustment to record the effects of non-recurring merger-related charges of $8.2 million, or $5.7 million net of tax effect, which were charged to earnings for First Northern immediately prior to the First Northern merger which consist of the following (in thousands):

                              Merger related professional fees *                         $ 941
                              Buy-back of outstanding options                            5,746
                              Restructuring charges                                        824
                              Benefit plan accruals                                        681
                                                                                     ---------
                                                                                         8,192
                              Tax benefit                                                2,538
                                                                                     ---------
                              Total non-recurring charges                               $5,654
                                                                                     =========

         * Amount not tax effected as it is not deductible for federal and state tax purposes.

(c) Under purchase accounting, First Northern's assets and liabilities are adjusted to their estimated fair values. The estimated fair value adjustments have been determined by Bank Mutual based upon available information. The following sets forth the purchase accounting adjustments made to reflect First Northern's assets and liabilities to fair values at the merger date (in thousands):

                Historical shareholders' equity 9/30/00, net of                         $70,660
                  merger adjustments
                Investments                                                                (216)
                Loans receivable                                                         (5,996)
                Office properties and equipment                                           9,698
                Other assets - loan servicing rights                                      2,281
                Deposit based intangible                                                  4,146
                Deposits                                                                   (700)
                Borrowings                                                                  280
                Other liabilities - deferred tax benefit                                 (2,693)
                                                                                   -------------
                     Adjusted shareholders' equity                                       77,460

                Purchase price - cash                                      75,112
                Purchase price - stock                                     50,075
                                                                    -------------
                                                                          125,187
                                                                                   ------------

                Cost in excess of net assets of business acquired                       $47,727
                                                                                   ============



(d) Reflects the capitalization by Mutual Savings of Mutual Savings Bancorp, MHC, the mutual holding company of Mutual Savings (the "MHC"), for $100,000 upon the restructuring and contribution of Mutual Savings to Bank Mutual. The restructuring is accounted for at historical cost.

(e) Reflects the net stock proceeds based on the sale of 6,141,006 shares at $10 per share generating gross proceeds of $61.4 million less marketing fees and other issuance expenses of $3.1 million.

(f) Reflects the 59,725 shares issued in the stock offering to the Bank Mutual employee stock ownership plan ("ESOP"). These funds were borrowed by the ESOP from Bank Mutual.

(g) Reflects the 11,193,174 shares issued to the MHC as a result of the restructuring and merger. Results in 50.1% majority ownership of Bank Mutual by the MHC.

                          UNAUDITED PRO FORMA CONDENSED
                          COMBINED STATEMENTS OF INCOME

                      Nine Months Ended September 30, 2000
                    (In thousands, except per share amounts)

                                                                                              Stock
                        Historic         Historic                            Pre Stock       Offering
                         Mutual           First           Merger             Offering           and            Consolidated
                         Savings         Northern       Adjustments          Combined(a)    Restructuring      Bank Mutual
                        -------------------------------------------          ----------------------------      ------------
Interest income         $ 91,694        $ 46,478        $ (1,288)   (b)(c)   $136,884        $  2,671      (i)  $139,555
Interest expense          56,734          30,241             370       (d)     87,345                             87,345
                        -------------------------------------------          -------------------------          -----------
Net interest income       34,960          16,237          (1,658)              49,539           2,671             52,210
Provision for                276             495                                  771                                771
   losses on loans
                        -------------------------------------------          -------------------------          -----------
Net interest income       34,684          15,742          (1,658)              48,768           2,671             51,439
   after provision
   for losses on
   loans
Total non-interest
   income                  6,287           3,266            (287)      (e)      9,266                              9,266
Total non-interest
   expense                25,232          11,493           2,167    (f),(g)    38,892                             38,982
                        -------------------------------------------          -------------------------          -----------
Income (loss)             15,739           7,515          (4,112)              19,142           2,671             21,813
   before taxes
Income taxes               5,811           2,379            (822)      (h)      7,368             935              8,303
                        -------------------------------------------          -------------------------          -----------
Net income (loss)       $  9,928        $  5,136        $ (3,290)            $ 11,774        $  1,736           $ 13,510
                        ===========================================          =========================          ===========
Earnings per Share                                                                                         (j)      $.61
                                                                                                                ===========

                          UNAUDITED PRO FORMA CONDENSED
                          COMBINED STATEMENTS OF INCOME

                          Year Ended December 31, 1999
                    (In thousands, except per share amounts)


                                                                                                Stock
                        Historic    Historic                                Pre Stock          Offering
                         Mutual     First          Merger                    Offering             and         Consolidated
                        Savings      Northern   Adjustments                  Combined (a)     Restructuring    Bank Mutual
                        -------------------------------------------          ------------------------------     -----------
Interest income         $118,302        $ 52,770        $ (1,582)   (b)(c)   $169,490        $  3,456      (i)  $172,946
Interest expense          75,337          30,686             493       (d)    106,516                            106,516
                        -------------------------------------------          -------------------------          -----------
Net interest income       42,965          22,084          (2,075)              62,974           3,456             66,430
Provision for
   losses on loans           350             472                                  822                                822
                        -------------------------------------------          -------------------------          -----------
Net interest income       42,615          21,612          (2,075)              62,152           3,456             65,608
   after provision
   for losses on
   loans
Total non-interest         7,984           3,854            (383)      (e)     11,455                             11,455
   income
Total non-interest
   expense                51,279          14,564           2,889   (f),(g)     68,732                             68,732
                        -------------------------------------------          -------------------------          -----------
Income (loss)
   before taxes             (680)         10,902          (5,347)               4,875           3,456              8,331
Income taxes               3,803           3,525          (1,049)      (h)      6,279           1,210              7,489
                        -------------------------------------------          -------------------------          -----------
Net income (loss)        $(4,483)         $7,377         $(4,298)            ($ 1,404)        $ 2,246              $ 842
                        ===========================================          =========================          ===========
Earnings per Share
                                                                                                           (j)      $.03
                                                                                                                ===========



Notes to Pro Forma Statements of Income

(a) Reflects the historical combined earnings of Mutual Savings and First Northern prior to the restructuring and stock offering of Bank Mutual.

(b) Reflects the loss of interest revenue on $75.1 million of cash outflows related to the First Northern merger at 6.11% and 5.93% at September 30, 2000 and December 31, 1999, respectively, which represents the yield on the then current one year U.S. treasury note.

(c) Reflects the amortization of the fair market value adjustment of loans using the interest method over the estimated remaining life.

(d) Reflects accretion of premium related to deposits and borrowings using the interest method over the estimated remaining life.

(e) Reflects amortization of loan servicing rights over a fifteen-year period in a manner proportionate to the expected cash flows of net servicing income.

(f) Reflects additional depreciation resulting from write-up in value of office properties over 30 years using the straight-line method.

(g) Reflects amortization of intangible assets from the First Northern merger over a 20-year life using the straight-line method for goodwill and 15 years for the deposit based intangible.

(h) Tax effect assuming a 35.0% marginal tax rate of pro forma adjustments, except for goodwill amortization, which has no tax effect.

(i) Reflects interest revenue earned on $57.6 million of cash received for the sale of stock to minority shareholders at 6.11% and 5.93% at September 30, 2000 and December 31, 1999, respectively, which represents the yield on the then current one year U.S. treasury note.

 (j) Basic earnings per share calculations are determined by (i) starting with the number of shares sold in the conversion and stock offering excluding shares acquired by the ESOP, (ii) adding the number of shares issued to shareholders of First Northern, and (iii) adding the average ESOP shares that have been committed for release during the period. Set forth below is a reconciliation of the number of shares used in making the earnings per share and book value per share calculations:



                                                                    September 30, 2000         December 31, 1999
                                                             ----------------------------------------------------
           Shares issued in stock offering                                   6,141,006                 6,141,006
           Shares issued to First Northern shareholders                      5,007,485                 5,007,485
           Shares issued to MHC                                             11,193,174                11,193,174
                                                             ----------------------------------------------------
           Total shares outstanding and used to calculate                   22,341,665                22,341,665
             book value per share
           Less shares sold to ESOP                                           (59,725)                  (59,725)
           Plus average ESOP shares assumed committed for                        2,240                     2,986
             release
                                                             ----------------------------------------------------
           Number of shares used in calculating basic and
             diluted earnings per share                                     22,284,180                22,284,926
                                                             ====================================================


(k) 59,725 of the shares of common stock issued in the stock offering were purchased by the Bank Mutual ESOP. The funds used to acquire the shares were borrowed by the ESOP from Bank Mutual. Bank Mutual intends to make contributions to the ESOP over a ten-year period in an amount at least equal to the principal and interest requirements of the debt. The pro forma earnings assumes (i) that the loan to the ESOP is payable over ten years in equal installments of principal with the ESOP shares having an average fair value of $10.00 per share; (ii) that the ESOP expense for the period is equivalent to the principal payment allocable to the period and is made during the period, and (iii) only the ESOP shares committed to be released during the period are considered outstanding for the purposes of the earnings per share calculations based on the average shares to be released during the year. (The ESOP has the authority to acquire up to an additional 832,154 shares in open market acquisitions at current market prices. These pro formas do not reflect market purchases made by the ESOP.)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   December 27, 2000                 /s/ Eugene H. Maurer
                                       -----------------------------------------
                                       Eugene H. Maurer
                                       Senior Vice President and Secretary